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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 29, 1998



                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


         DELAWARE                     1-4300                  41-0747868
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)         Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 5.     OTHER EVENTS

         On January 22, 1998, Apache Corporation ("Apache") filed a Registration Statement (the "Registration Statement") on Form S-3 (Registration No. 333-44731) with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Act"). The Registration Statement, which was declared effective by the SEC on January 28, 1998, covers debt securities of Apache, for delayed or continuous offering pursuant to Rule 415 under the Act for an aggregate initial offering price not to exceed $300 million. Reference is made to the Registration Statement for further information concerning the terms of such debt securities and the offering thereof. The debt securities are issuable under an indenture, dated as of February 15, 1996 and supplemented as of November 5, 1996 (the "Indenture"), between the Registrant and The Chase Manhattan Bank (formerly known as Chemical Bank), as trustee.

         Pursuant to a Terms Agreement dated January 29, 1998 and the Underwriting Agreement Basic Terms incorporated by reference therein (collectively, the "Underwriting Agreement"), by and among Apache and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J. P. Morgan Securities Inc. and Lehman Brothers Inc. (the "Underwriters"), Apache issued to the Underwriters, for offering to the public, U.S. $150,000,000 principal amount of 7% Senior Notes due 2018 (the "Senior Notes") under the Indenture. The Underwriting Agreement and the form of 7% Senior Notes due 2018 are listed under
Item 7 as Exhibits 1.1 and 4.1, respectively, and are incorporated herein by reference.

         Apache's press release relating to the SeniorNotes is listed under Item 7 as Exhibit 99.1 and is incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      EXHIBITS.


EXHIBIT NO.         DESCRIPTION

*1.1 Underwriting Agreement, dated January 29, 1998, among Apache Corporation and the Underwriters.

*4.1                Form of 7% Senior Notes due 2018.

*99.1 Press Release, dated January 29, 1998, "Apache Offers $150 Million of Twenty-Year Senior Notes".


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*filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                             APACHE CORPORATION


Date:  February 5, 1998                      /s/ Z. S. KOBIASHVILI
                                             ---------------------------
                                             Z. S. Kobiashvili
                                             Vice President and General Counsel


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                              INDEX TO EXHIBITS



EXHIBIT NO.         DESCRIPTION
-----------         -----------

*1.1 Underwriting Agreement, dated January 29, 1998, among Apache Corporation and the Underwriters.

*4.1                Form of 7% Senior Notes due 2018.

*99.1 Press Release, dated January 29, 1998, "Apache Offers $150 Million of Twenty-Year Senior Notes".


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*filed herewith



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